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Exhibit 99.2

UNIONBANCAL CORPORATION

Officer's Certificate

        Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Indenture, dated as of December 8, 2003 (the "Indenture"), by and between UnionBanCal Corporation, as issuer (the "Issuer"), and J.P. Morgan Trust Company, National Association, a national banking association, as trustee (the "Indenture Trustee").

        The undersigned, David I. Matson, Executive Vice President and Chief Financial Officer of the Issuer, hereby certifies as of December 8, 2003, pursuant to Sections 2.1 and 2.3 of the Indenture, as follows:

        A. He has read Sections 2.1 and 2.3 of the Indenture, read such other Sections of the Indenture and other documents as he deemed necessary and made such other inquiries as he deemed necessary to make the certifications in paragraphs B and C hereof.

        B. All conditions precedent provided for in the Indenture relating to the issuance of the 5.25% Subordinated Notes due 2013 have been complied with.

        C. Pursuant to resolutions adopted by the duly authorized Finance and Capital Committee of the Board of Directors of the Issuer on November 20, 2003 and by the Pricing Committee appointed pursuant to such resolutions on December 3, 2003, the following terms of the Issuer's 5.25% Subordinated Notes due 2013 have been duly approved and authorized by the Issuer in accordance with the provisions of the Indenture:

        1.    Designation.    The designation of the securities is the "5.25% Subordinated Notes due 2013" (the "Subordinated Notes").

        2.    Aggregate Principal Amount.    The Subordinated Notes issued on the date hereof shall be limited in aggregate principal amount to $400,000,000 (except for Subordinated Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Subordinated Notes pursuant to Sections 2.8, 2.9, 2.11 or 8.5 of the Indenture). The Issuer may issue additional notes of the same series as the Subordinated Notes, having the same ranking and the same interest rate, maturity and other terms as the Subordinated Notes (except for issue date, issue price and, if applicable, the initial interest payment date), without the consent of the Holders of the Subordinated Notes then outstanding. The Subordinated Notes and any such additional notes so issued in the future will constitute a single series of Subordinated Notes under the Indenture.

        3.    Registered Securities in Book-Entry Form.    The Subordinated Notes will be issued in book-entry form (the "Book-Entry Notes") and represented by one or more global Subordinated Notes (the "Global Notes") in fully registered form, without coupons. The initial Depositary with respect to the Global Notes will be The Depository Trust Company, as Depositary for the accounts of its participants. So long as the Depositary for a Global Note, or its nominee, is the registered owner of the Global Note, the Depositary or its nominee, as the case may be, will be considered the sole owner or holder of the Subordinated Notes in book-entry form represented by such Global Notes for all purposes under the Indenture. Book-Entry Notes will not be exchangeable for Subordinated Notes in definitive form ("Definitive Notes") except that, if the Depositary with respect to any Global Notes or Debentures is at any time unwilling or unable to continue as Depositary and a successor Depositary is not appointed by the Issuer within 90 days, the Issuer will issue Definitive Notes in exchange for the Book-Entry Notes represented by any such Global Note or Notes in accordance with the provisions of Section 2.8 of the Indenture. In addition, the Issuer may at any time and in its sole discretion determine not to have a Global Note or Notes, and, in such event, will issue Definitive Notes in exchange for the

Book-Entry Notes represented by any such Global Note or Notes in accordance with the provisions of Section 2.8 of the Indenture.

        4.    Stated Maturity.    The date on which the principal of the Subordinated Notes is payable is December 16, 2013.

        5.    Rate of Interest; Interest Payment Dates; Regular Record Dates.    Each Subordinated Note will bear interest from December 8, 2003 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually, in arrears, on June 16 and December 16 of each year (each, an "Interest Payment Date"), commencing on June 16, 2004 at the rate of 5.25% per annum until the principal thereof is paid or made available for payment. Interest payments on the Subordinated Notes will include interest accrued to but excluding each Interest Payment Date. Except for interest payable at maturity of the Subordinated Notes, interest so payable shall be paid to the Person in whose name such Subordinated Note is registered at the close of business on the June 1 and December 1 immediately preceding the related Interest Payment Date, whether or not a Business Day. Interest payable at maturity of the Subordinated Notes will be payable to the Person to whom principal is payable upon presentation of the Subordinated Notes at the office or agency of the Issuer maintained for that purpose as provided in Section 6 below.

        The amount of interest payable for any period will be computed on the basis of a 360-day year of twelve 30-day months and, for any period shorter than a full interest payment period, on the basis of the actual number of days elapsed per 30-day month.

        6.    Place of Payment.    Principal and interest on the Subordinated Notes will be payable in Dollars, the transfer of such Subordinated Notes will be registrable, and such Subordinated Notes will be exchangeable for Subordinated Notes bearing identical terms and provisions at the office or agency of the Issuer maintained for that purpose in the Borough of Manhattan, The City and State of New York, which as of the date hereof is located at the office of the Trustee, 4 New York Plaza, First Floor, New York, New York 10004, and at any other office or agency maintained by the Issuer for such purpose, including, as of the date of this Officer's Certificate, the Trustee's office located at 1 Bank One Plaza, Chicago, Illinois 60670. So long as the Subordinated Notes are represented by one or more Global Notes, the principal of and interest payable on the Subordinated Notes will be paid to the nominee of The Depository Trust Company, as Depositary, or its registered assigns, as the registered owner of such Global Notes, by wire transfer of immediately available funds on the maturity date and each of the applicable Interest Payment Dates. If any of the Subordinated Notes are no longer represented by a Global Note or Notes, the Issuer may, at its option, pay interest (other than at maturity of the Subordinated Notes) by check mailed to the address of the Person entitled to such interest as such address shall appear in the register for the Subordinated Notes or by wire transfer of immediately available funds to the account specified by such Person. If any of the Subordinated Notes are no longer represented by a Global Note or Notes, the principal of the Subordinated Notes and the interest thereon due at maturity shall be paid at maturity in immediately available funds against presentation of this Subordinated Note at the office or agency of the Issuer maintained for that purpose as noted above. No service charge will be made for any transfer or exchange of Subordinated Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        7.    Redemption.    The Subordinated Notes will contain no provision for mandatory or optional redemption or repurchase, a sinking fund or any analogous provisions.

        8.    Subordination.

        (a)   The Issuer and each Holder of Subordinated Notes, by its acceptance of the Subordinated Notes, agree that the payment of the principal of and interest on the Subordinated Notes is subordinated and junior in right of payment, to the extent and in the manner provided in this

Section 8, to the prior payment in full of all Senior Indebtedness (as defined below), and that these subordination provisions are for the benefit of the holders of Senior Indebtedness. This Section 8 shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such holders are made obligees hereunder and any one or more of them may enforce such provisions.

        For purposes of this Section 8, "Senior Indebtedness" means (1) any of the Issuer's indebtedness for borrowed or purchased money, whether or not evidenced by bonds, debentures, commercial paper, notes or other written instruments, (2) the Issuer's obligations under letters of credit, (3) any of the Issuer's indebtedness or other obligations with respect to commodity contracts, interest rate and currency swap agreements, cap, floor and collar agreements, currency spot and forward contracts, credit derivatives and other similar agreements or arrangements, and (4) any guarantees, endorsements (other than by endorsement of negotiable instruments for collection in the ordinary course of business) or other similar contingent obligations in respect of obligations of others of a type described in clauses (1), (2) or (3), whether or not such obligation is classified as a liability on a balance sheet prepared in accordance with generally accepted accounting principles, in each case whether outstanding on the date hereof or hereafter incurred; provided, however, that "Senior Indebtedness" shall not include any obligation of the Issuer ranking on a parity with the Subordinated Notes or its obligations ranking junior to the Subordinated Notes, including (x) the Issuer's $200 million aggregate principal amount of Subordinated Floating Rate Notes due 2007 (the "Subordinated Floating Rate Notes due 2007") or (y) the Issuer's $360,824,750 aggregate principal amount of 7 3/8% Junior Subordinated Deferrable Interest Debentures Due 2029 (the "Junior Subordinated Debentures").

        The Issuer may not make payments (by set-off or otherwise) on account of the principal of or interest on the Subordinated Notes (i) in the event of a default in the payment of any obligation on Senior Indebtedness when it becomes due and payable, whether at maturity or otherwise, unless and until such default has been cured or waived or otherwise has ceased to exist, or (ii) upon the maturity of any Senior Indebtedness by lapse of time, acceleration (unless rescinded or waived) or otherwise, unless and until all obligations on such Senior Indebtedness are first paid in full.

        Upon any distribution of assets of the Issuer to creditors upon any insolvency, receivership, conservatorship, reorganization, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or any liquidation or winding-up of the Issuer, whether voluntary or involuntary, all principal, premium (if any) and interest due or to become due on all Senior Indebtedness must be paid in full before the Holders of Subordinated Notes are entitled to receive or retain any payment on account of the principal of or interest on the Subordinated Notes. In any such event, any payment or distribution on the Subordinated Notes that would otherwise be payable in respect of the Subordinated Notes (other than securities of the Issuer or any other entity provided for by a plan of reorganization or readjustment the payment of which is subordinated, at least to the extent provided in these subordination provisions, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment) but for these subordination provisions shall be paid or delivered directly to the holders of Senior Indebtedness in accordance with the priorities then existing among such holders until all Senior Indebtedness shall have been paid in full. After payment in full of all sums owing with respect to such Senior Indebtedness, the Holders of the Subordinated Notes, together with the holders of any of the Issuer's obligations ranking on a parity with the Subordinated Notes, shall be entitled to be paid from the Issuer's remaining assets the unpaid principal of and the unpaid interest on the Subordinated Notes or such other obligations ranking on a parity with the Subordinated Notes before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any of the Issuer's capital stock or any of its obligations ranking junior to the Subordinated Notes.

        If any payment or distribution on account of the Subordinated Notes (other than securities of the Issuer or any other entity provided for by a plan of reorganization or readjustment the payment of which is subordinated, at least to the extent provided in these subordination provisions, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment) is received by the Indenture Trustee or any Holder of any Subordinated Notes in contravention of any of the terms hereof and before all Senior Indebtedness shall have been paid in full, such payment or distribution shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Indebtedness at the time outstanding in accordance with the priorities then existing among such holders for application to the payment of all Senior Indebtedness then outstanding.

        The rights of the Holders of the Subordinated Notes will be subrogated to the rights of the holders of Senior Indebtedness to the extent of any payment made by the Issuer to such holders of Senior Indebtedness that otherwise would have been made to the Holders of the Subordinated Notes but for these subordination provisions.

        The obligations of the Issuer to make any payment on account of the principal of and interest on the Subordinated Notes shall rank equal in right of payment with the Subordinated Floating Rate Notes due 2007. The obligations of the Issuer to make any payment on account of the principal of and interest on the Subordinated Notes shall rank senior in right of payment to the Junior Subordinated Debentures.

        (b)   Nothing contained herein or in the Indenture shall impair, as between the Issuer and the Holders of Subordinated Notes, the obligation of the Issuer, which is absolute and unconditional, to pay to such Holders the principal of and interest on the Subordinated Notes when the same shall become due and payable in accordance with their terms or prevent the Indenture Trustee or the Holder from exercising all rights, powers and remedies otherwise permitted by applicable law or under the Indenture (as modified by Section 9 hereof) upon an Event of Default, subject to the rights of the holders of Senior Indebtedness under this Section 8 in respect of any payment made to Holders of the Subordinated Notes upon the exercise of any such remedy. The failure to make a payment on account of principal of or interest on the Subordinated Notes by reason of any provision of this Section 8 shall not be construed as preventing the occurrence of an Event of Default under the Indenture. The provisions of this Section 8 shall not impair any rights, interests, remedies or powers of any secured creditor of the Issuer in respect of any security interest the creation of which is not prohibited by the provisions of the Indenture.

        (c)   Upon any payment or distribution of assets of the Issuer referred to in this Section 8, the Indenture Trustee and the Holders of the Subordinated Notes shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution or winding up or liquidation or reorganization or arrangement proceedings are pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors or other Person making such payment or distribution, delivered to the Indenture Trustee or to the Holders of the Subordinated Notes for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Issuer, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 8.

        In the absence of any such bankruptcy trustee, receiver, assignee or other Person, the Indenture Trustee shall be entitled to rely upon a written notice by a Person representing himself or herself to be a holder of Senior Indebtedness (or a trustee or representative on behalf of such holder) as evidence that such Person is a holder of such Senior Indebtedness (or is such a trustee or representative). In the event that the Indenture Trustee determines, in good faith, that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payments or distributions pursuant to this Section 8, the Indenture Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Indenture Trustee as to the amount of Senior

Indebtedness held by such Person, as to the extent to which such Person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Section 8, and if such evidence is not furnished, the Indenture Trustee may offer any payment to such Person pending judicial determination as to the right of such Person to receive payment.

        The Indenture Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to the Holders of the Subordinated Notes or the Issuer or any other Person, cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Section 8 or otherwise.

        (d)   Notwithstanding anything in this Section 8 or elsewhere herein or in the Indenture to the contrary, the Indenture Trustee shall not at any time be charged with knowledge of the existence of any facts that would prohibit the making of any payment of money to or by the Indenture Trustee and shall be entitled conclusively to assume that no such facts exist and that no event specified in paragraph (a) above has occurred, unless and until the Indenture Trustee shall have received an Officer's Certificate to that effect or notice in writing to that effect signed by or on behalf of the holder or holders, or their representatives, of Senior Indebtedness who shall have been certified by the Issuer or otherwise established to the reasonable satisfaction of the Indenture Trustee to be such holder or holders or representatives or from any trustee under any indenture pursuant to which such Senior Indebtedness shall be outstanding. The Issuer shall give prompt written notice to the Indenture Trustee and to the Paying Agent of any facts that would prohibit the payment of money to or by the Indenture Trustee or any Paying Agent in respect of the Subordinated Notes.

        (e)   Each Holder of Subordinated Notes, by such Holder's acceptance thereof, authorizes and directs the Indenture Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination and payment provisions as between such Holder and holders of Senior Indebtedness as provided in this Section 8 and appoints the Indenture Trustee its attorney-in-fact for any and all such purposes.

        (f)    The Indenture Trustee shall be entitled to all the rights set forth in this Section 8 with respect to any Senior Indebtedness that may at the time be held by it, to the same extent as any other holder of Senior Indebtedness; provided that nothing in this Section 8 shall deprive the Indenture Trustee of any rights as such holder and provided further that nothing in this Section 8 shall apply to claims of, or payments to, the Indenture Trustee under or pursuant to Section 6.6 of the Indenture.

        (g)   No right of any present or future holders of any Senior Indebtedness to enforce the subordination provisions herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Issuer or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Issuer with the terms, provisions and covenants of the Indenture or this Section 8, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of Senior Indebtedness may, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment, change or extend the time of payment of, or renew or alter, any such Senior Indebtedness, or amend or supplement any instrument pursuant to which any such Senior Indebtedness is issued or by which it may be secured, or release any security therefor, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness including, without limitation, the waiver of default thereunder, all without notice to or assent from the Holders of the Subordinated Notes or the Indenture Trustee and without affecting the obligations of the Issuer, the Indenture Trustee or the Holders of the Subordinated Notes under this Section 8.

        9.    Limitations on Acceleration of Maturity of the Subordinated Notes.    Notwithstanding Section 5.1 of the Indenture, acceleration of payment of principal of, and accrued and unpaid interest on, the Subordinated Notes will not be permitted upon the occurrence of an Event of Default specified in clauses (a), (b), (c) or (d) of such Section 5.1. Upon the occurrence of any such Event of Default under such clauses (a), (b), (c) or (d), however, the Holders of the Subordinated Notes and the Indenture Trustee, on behalf of such Holders, will be entitled to the exercise of all other remedies provided in and subject to Article V of the Indenture. Accordingly, (i) paragraphs 2, 4 (excluding the last sentence of such paragraph 4) and 6 of Section 5.1 of the Indenture shall have no force or effect with respect to the Subordinated Notes, and (ii) all other provisions of Article V (including the last sentence of paragraph 4 of such Section 5.1) shall apply to, and be in full force and effect with respect to, the Subordinated Notes.

        10.    Modification.    In addition to the provisions of Article VIII of the Indenture, the subordination provisions contained in the Indenture and in Section 8 of this Officer's Certificate are for the benefit of the holders from time to time of Senior Indebtedness and may not be rescinded, cancelled, amended or modified in any way other than any amendment or modification that would not adversely affect the rights of any holder of Senior Indebtedness or any amendment or modification that is consented to by each holder of Senior Indebtedness that would be adversely affected thereby.

        11.    Denominations.    The Subordinated Notes will be issuable in denominations of $1,000 and integral multiples thereof.

        12.    Additional Amounts.    The Issuer will not pay additional amounts on the Subordinated Notes held by a Person that is not a U.S. Person in respect of taxes or similar charges withheld or deducted.

        13.    Issue Price.    The Subordinated Notes will be issued at a price equal to 99.637% of the principal amount thereof; 100% of the principal amount of the Subordinated Notes shall be payable upon the acceleration of the maturity thereof in accordance with the Indenture and this Officer's Certificate.

        14.    Currency; Payment Currency    The Subordinated Notes will be denominated in Dollars. The principal of and interest on the Subordinated Notes shall not be payable in a currency other than Dollars. The principal of and interest on the Subordinated Notes shall not be determined with reference to an index based on a coin or currency.

        15.    Agents.    The Indenture Trustee shall initially serve as the Registrar and the Paying Agent for the Subordinated Notes. The Depository Trust Company shall initially serve as the Depositary for the Global Note representing the Subordinated Notes.

        16.    Conversion.    The Subordinated Notes will not be convertible into any other security of the Issuer.

        17.    Listing.    The Subordinated Notes shall not be listed on any national securities exchange or any automated quotation system.

        18.    Other Terms.    The Subordinated Notes shall have the other terms and shall be substantially in the form set forth in the form of Subordinated Notes attached hereto as Exhibit A. In case of any conflict between this Officer's Certificate and the Subordinated Notes in the form attached hereto as Exhibit A, the form of the Subordinated Notes shall control.

        IN WITNESS WHEREOF, the undersigned has hereunto signed this Officer's Certificate on behalf of the Issuer as of the day and year first above written.

UNIONBANCAL CORPORATION
By:	/s/ DAVID I. MATSON Name: David I. Matson Title: Executive Vice President and Chief Financial Officer

Exhibit A
Form of Note

REGISTERED	REGISTERED

UNIONBANCAL CORPORATION

5.25% SUBORDINATED NOTE DUE 2013

NO. [ ]	PRINCIPAL AMOUNT: U.S.$[ ]
CUSIP: 904851 AA 0

THESE SECURITIES ARE NOT SAVINGS OR DEPOSIT ACCOUNTS OR OTHER OBLIGATIONS OF ANY BANK OR NONBANK SUBSIDIARY OF UNIONBANCAL CORPORATION AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE BANK INSURANCE FUND OR ANY OTHER GOVERNMENTAL AGENCY.

        [IF THE SUBORDINATED NOTE IS TO BE A GLOBAL NOTE, INSERT—Unless and until it is exchanged in whole or in part for Subordinated Notes in definitive form, this Subordinated Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) ("DTC") to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

UNIONBANCAL CORPORATION
5.25% SUBORDINATED NOTES DUE 2013

ORIGINAL ISSUE DATE:	December 8, 2003
MATURITY DATE:	December 16, 2013
INTEREST RATE:	5.25%
INTEREST PAYMENT DATES:	June 16 and December 16
REGULAR RECORD DATES:	June 1 and December 1

        Unionbancal Corporation, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Company"), for value received, hereby promises to pay to [    ], or registered assigns, the Principal Amount specified above on the Maturity Date specified above, and to pay interest thereon from December 8, 2003, or from the most recent Interest Payment Date specified above to which interest has been paid or duly provided for, semi-annually, in arrears, on June 16 and December 16 of each year, commencing June 16, 2004, at the rate per annum specified above, until the principal hereof is paid or made available for payment. Interest payments for this Subordinated Note will include interest accrued to but excluding each Interest Payment Date.

        Except for interest payable on the Maturity Date, interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (as defined below), be paid to the Person in whose name this Subordinated Note is registered at the close of business on the applicable Regular Record Date specified above, whether or not a Business Day. Interest payable on the Maturity Date will be payable to the Person to whom principal is payable. If any Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, then payment due on such Interest Payment Date or the Maturity Date will be made on the following day that is a Business Day as if it were made on the date such payment was due and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or the Maturity Date, as the case may be.

        The principal of and interest on this Subordinated Note will be payable in Dollars at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, which initially shall be located at the office of the Trustee, 4 New York Plaza, First Floor, New York, New York 10004, and at any other office or agency maintained by the Company for such purpose, including, as of the date of this Subordinated Note, the Trustee's office located at 1 Bank One Plaza, Chicago, Illinois 60670. [INCLUDE FOR GLOBAL NOTE: The principal of and interest payable on this Subordinated Note will be paid to the nominee of DTC, as the Depositary, or its registered assigns, as the registered owner of this Subordinated Note, by wire transfer of immediately available funds on the Maturity Date and each of the applicable Interest Payment Dates.] [INCLUDE FOR DEFINITIVE NOTE: The principal hereof and interest due on the Maturity Date shall be paid on the Maturity Date in immediately available funds against presentation of this Subordinated Note at the office or agency of the Company maintained for that purpose as noted above. Other than at the Maturity Date, interest payable on this Subordinated Note will be paid to the Person entitled to such interest by wire transfer of immediately available funds to the account specified by such Person or, at the Company's option, by check mailed to the address of such Person entitled to such interest as such address shall appear in the register for the Subordinated Notes.]

        The indebtedness evidenced by this Subordinated Note is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness of the Company, and this Subordinated Note is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Subordinated Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

        REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SUBORDINATED NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH ON THE FACE HEREOF.

        Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed co-authenticating agent by manual signature, this Subordinated Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

        IN WITNESS WHEREOF, UnionBanCal Corporation has caused this Subordinated Note to be signed by the signature or facsimile signature of its duly authorized officers and its corporate seal or a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

Dated:
(SEAL)	UNIONBANCAL CORPORATION
	By:	Name: Title:
Attest:
Name: Title:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

        This is one of the Securities referred to in the within-mentioned Indenture.

Dated:	J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee
	By:	Authorized Signatory

UNIONBANCAL CORPORATION
5.25% SUBORDINATED NOTES DUE 2013

        This Subordinated Note is one of a duly authorized issue of unsecured debentures, notes or other evidences of indebtedness (herein sometimes called the "Securities") of the Company (which term includes any successor corporation under the Indenture hereinafter referred to) issued and to be issued pursuant to such Indenture. This Subordinated Note is one of a series of Securities designated by the Company as its 5.25% Subordinated Notes due 2013 (the "Subordinated Notes"), issued in an initial aggregate principal amount of $400,000,000. The Company may issue additional notes of the same series as the Subordinated Notes, having the same ranking and the same interest rate, Maturity Date and other terms as the Subordinated Notes (except for issue date, issue price and, if applicable, the initial Interest Payment Date), without the consent of the Holders of the Subordinated Notes then outstanding. The Indenture does not limit the aggregate principal amount of Securities that may be issued thereunder.

        The Company issued the Subordinated Notes pursuant to an Indenture, dated as of December 8, 2003 (herein called the "Indenture" which term, for purposes of this Subordinated Note, shall include the Officer's Certificate dated December 8, 2003 (the "Officer's Certificate"), delivered pursuant to Sections 2.1 and 2.3 of the Indenture), between the Company and J.P. Morgan Trust Company, National Association, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and Holders of the Subordinated Notes and of the terms upon which the Subordinated Notes are, and are to be, authenticated and delivered.

        Except as otherwise provided in the Indenture, the Subordinated Notes are issuable as Registered Securities, without coupons, in denominations of $1,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Subordinated Notes are exchangeable for a like aggregate principal amount of Subordinated Notes of like tenor of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Subordinated Note or Subordinated Notes to be exchanged at any office or agency described below where Subordinated Notes may be presented for registration of transfer.

        Payment of principal of, and accrued and unpaid interest on, the Subordinated Notes will be accelerated only in the case of specified events involving the Company's bankruptcy, insolvency or reorganization as set forth in, and in the manner and with the effect provided in, the Indenture (including as modified by Section 9 of the Officer's Certificate). There is no right of acceleration of the payment of principal of, or accrued and unpaid interest on, the Subordinated Notes upon any other Event of Default, including as a result of the Company's failure to pay principal of or interest on the Subordinated Notes or to perform any of the Company's other covenants or agreements contained in the Subordinated Notes or the Indenture.

        The Indenture permits, in certain circumstances therein specified, the amendment thereof without the consent of the Holders of the Securities. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of Holders of the Subordinated Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series of Subordinated Securities (voting as one class) to be affected. The Indenture (including as modified by Section 10 of the Officer's Certificate) also provides that the subordination provisions thereof may not be rescinded, cancelled, amended or modified in any way other than any amendment or modification that would not adversely affect the rights of any holder of Senior Indebtedness or any amendment or modification that is consented to by each holder of Senior Indebtedness that would be adversely affected thereby.

        The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Subordinated Note shall be conclusive and binding upon such Holder and upon all future Holders of this Subordinated Note and of any Subordinated Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Subordinated Note.

        No reference herein to the Indenture and no provision of this Subordinated Note or, subject to the provisions for satisfaction and discharge in Article X of the Indenture, shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Subordinated Note at the times, place and rate, and in the coin or currency, herein prescribed.

        The Indenture permits the Company, by irrevocably depositing, in amounts and maturities sufficient to pay and discharge at the Maturity Date the entire indebtedness on all Outstanding Subordinated Notes, cash or U.S. Government Obligations with the Trustee in trust solely for the benefit of the Holders of all Outstanding Subordinated Notes, to defease the Indenture with respect to such Subordinated Notes, and upon such deposit the Company shall be deemed to have paid and discharged its entire indebtedness on such Subordinated Notes. Thereafter, Holders would be able to look only to such trust fund for payment of principal of and interest on the Subordinated Notes at the Maturity Date. The Indenture provides that the subordination provisions of the Indenture are expressly made subject to such satisfaction and discharge and defeasance provisions.

        As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Subordinated Notes is registrable in the Security Register, upon surrender of a Subordinated Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, which initially shall be located at the office of the Trustee, 4 New York Plaza, First Floor, New York, New York 10004, or at such other office or agency as the Company may designate (which, as of the date of this Subordinated Note, includes the Trustee's office located at 1 Bank One Plaza, Chicago, Illinois 60670), duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Subordinated Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

        No service charge shall be made by the Company, the Trustee or the Security Registrar for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        Prior to due presentment of this Subordinated Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Subordinated Note is registered as the owner hereof for all purposes, whether or not this Subordinated Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

        No recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Subordinated Notes, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, officer or director, as such, of the Company or of any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

        The acceptance of this Note shall be deemed to constitute the consent and agreement of the Holder hereof to all of the terms and provisions of the Indenture. All undefined terms used in this Subordinated Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

        THIS SUBORDINATED NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

ABBREVIATIONS

        The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common	UNIF GIFT MIN ACT	(Cust.)	Custodian	(Minor)
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivor-ship and not as tenants in common	Under Uniform Gifts to Minor Act (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sells(s), assign(s) and transfer(s) unto

Please Insert Social Security or Employer
Identification number of assignee

        —        —

Please Print or Typewrite Name and Address Including Postal Zip Code of Assignee

the within Subordinated Note and all rights thereunder, hereby irrevocably constituting and appointing                        attorney to transfer said Subordinated Note on the books of the Company, with full power of substitution in the premises.

Dated:	Signature

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Subordinated Note in every particular, without alteration or enlargement or any change whatever.

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  Exhibit 99.2
UNIONBANCAL CORPORATION Officer's Certificate
Exhibit A Form of Note
UNIONBANCAL CORPORATION 5.25% SUBORDINATED NOTES DUE 2013
TRUSTEE'S CERTIFICATE OF AUTHENTICATION
UNIONBANCAL CORPORATION 5.25% SUBORDINATED NOTES DUE 2013
ABBREVIATIONS